EXHIBIT H


                      FORM OF COMPLIANCE CERTIFICATE



DATE OF CERTIFICATE:  _____________



     COMPLIANCE WITH SUBSECTIONS 7.1, 7.3(g), 7.6(d), 7.8(c),
7.8(d), 7.8(f), and 7.9(a)


Subsection 7.1(a):  Maintenance of Consolidated Net Worth.


     Consolidated Net Worth             $________________________
     Required Consolidated Net Worth    $________________________


Subsection 7.1(b):  Consolidated EBITDA to Consolidated Net
                    Interest Expense Ratio

                              For the past four quarters

Consolidated Net Income
Consolidated Net Interest Expense
Income Tax Expense
Depreciation
Amortization
_______________________________________________________________________
Consolidated EBITDA

Interest Expense
Interest Income
_______________________________________________________________________
Net Interest Expense

Ratio of Consolidated EBITDA to
   Consolidated Net Interest Expense                ___________________

Required Ratio of Consolidated EBITDA to
   Consolidated Net Interest Expense                ___________________


Subsection 7.1(c):  Consolidated Indebtedness to Consolidated
                    EBITDA Ratio

     Consolidated Indebtedness          $ ____________________

     Consolidated EBITDA                $ ____________________



     Consolidated Indebtedness
     to Consolidated EBITDA
     Ratio                                 ____________________


     Required Consolidated Indebtedness
     to Consolidated EBITDA Ratio          ____________________


Subsection 7.3(g):  Limitation on Liens securing Indebtedness incurred to finance acquisition of fixed or capital assets.

     Amount of secured
     Indebtedness incurred to
     finance acquisition of
     fixed or capital assets:

          Total                         $ _______________________

          Permitted                     $              10,000,000
                                          =======================

     Amount of such Indebtedness
     constituting guarantees
     of the obligations of
     any Person other then
     a Borrower or a
     Restricted Subsidiary:

          Total                         $________________________

          Permitted                     $               2,000,000
                                         ========================

Subsection 7.6(d):  Limitation on Sale of Assets

     Amount since Closing Date          $________________________

     Permitted                          $              10,000,000
                                         ========================

Subsection 7.8(c):  Limitation on acquisitions of the stock, business or assets of companies which become or are combined with wholly owned subsidiaries of either Borrower.

Date of acquisition:

Description of acquisition:

Available Credit immediately
  after acquisition:

     Actual                             $________________________

     Required                           $              10,000,000
                                         ========================

Subsection 7.8(d):  Additional Investments

     (i) Investments in entities in similar business which will not be direct or indirect wholly owned subsidiaries of either Borrower

          Amount since Closing Date     $________________________

          Permitted                     $               5,000,000
                                         ========================
          Available Credit immediately after
          Investment:

               Actual                   $________________________

               Required                 $              10,000,000
                                         ========================
     (ii) Investments in entities (other than those described in clause (i)) which will not be direct or indirect wholly owned subsidiaries of either Borrower

          Amount since Closing Date     $________________________

          Permitted                     $               2,500,000
                                         ========================
          Available Credit Immediately
          after Investment:

               Actual                   $________________________

               Required                 $              10,000,000
                                         ========================

Subsection 7.8(f):  Limitation on Investments by either Borrower in any Restricted Subsidiary of any
                    Restricted Subsidiary in any other Restricted
                    Subsidiary.

          Amount                        $________________________

          Permitted                     $               5,000,000
                                         ========================

Subsection 7.9(a):  Optional Payments

          Since Closing Date, the
          amount of repurchased:

               Senior Notes             $________________________


               Subordinated Debt        $________________________


                    Total               $________________________

                    Permitted           $              15,000,000
                                         ========================

          Available Credit after
          repurchase of Senior
          Notes or Subordinated
          Debt

               Actual                   $________________________

               Required                 $              10,000,000
                                         ========================